SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUSES FOR EACH OF THE LISTED FUNDS

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
Xtrackers Short Duration High Yield Bond ETF (SHYL)
Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
The following replaces similar disclosure under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary prospectuses and within the summary section and the “FUND DETAILS” section of the funds’ prospectus:
Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. The fund reconstitutes and rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalance schedule will result in corresponding changes to the fund’s reconstitution and rebalance schedule.
The following replaces “Indexing Risk” under the “MAIN RISKS” section of the summary prospectuses and within the summary section and the “FUND DETAILS” section of the funds’ prospectus:
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule.
The following replaces similar disclosure at the end of the last paragraph in the section titled “Index Description” under the sub-heading “Underlying Index Information” in the “PRINCIPAL INVESTMENT STRATEGIES” section within the “FUND DETAILS” section of the funds’ prospectus:
Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Please Retain This Supplement for Future Reference
March 27, 2020
PROSTKR20-06